UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2022

HELIUS MEDICAL TECHNOLOGIES, INC.
(Exact name of Registrant as Specified in Its Charter)
Delaware	001-38445	36-4787690
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

642 Newtown Yardley Road, Suite 100 Newtown, PA	18940
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (215) 944-6100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	HSDT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of Helius Medical Technologies, Inc. (the “Company”) held on May 23, 2022, the Company’s stockholders: (i) elected six directors, each to serve for a one-year term until the 2023 annual meeting of stockholders or until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal; (ii) ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022; and (iii) approved the Helius Medical Technologies, Inc. 2022 Equity Incentive Plan.

The 2022 Equity Incentive Plan of the Company is a comprehensive equity based plan that provides for the grants of various stock awards including incentive and nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, and other stock awards, which can be awarded to employees and directors of the Company and its subsidiaries. The foregoing description of the 2022 Equity Incentive Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Proposal 1—Election of directors:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Blane Walter	1,498,627	33,616	851,866
Dane C. Andreeff	1,498,354	33,889	851,866
Edward M. Straw	1,406,469	125,774	851,866
Jeffrey Mathiesen	1,521,247	10,996	851,866
Paul Buckman	1,470,793	61,450	851,866
Sherrie Perkins	1,420,724	111,519	851,866

Proposal 2—Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022:

Votes For	Votes Against	Abstain
2,372,036	12,071	2

Proposal 3—Approval of the Helius Medical Technologies, Inc. 2022 Equity Incentive Plan:

Votes For	Votes Against	Abstain	Broker Non-Votes
1,096,651	427,112	8,480	851,866

Item 9.01	Financial Statements and Exhibits.

 (d) Exhibits
Exhibit No.	Description

10.1	Helius Medical Technologies, Inc. 2022 Equity Incentive Plan, effective as of May 23, 2022 (incorporated by reference to Exhibit 10.1 to the Form 8-K filed on February 18, 2022)
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
HELIUS MEDICAL TECHNOLOGIES, INC.

Dated: May 27, 2022	By:	/s/ Jeffrey S. Mathiesen
Jeffrey S. Mathiesen Chief Financial Officer, Treasurer and Secretary